Exhibit 99.2

AGREEMENT

AGREEMENT, dated the 13th day of July, 2012, by and among between Hui-Yun Lo, (“Seller”) and Morgan Stanley Smith Barney Custodian fbo Terry Butler Roth IRA (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller owns 24,988,621 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Xodtec LED, Inc., a Nevada corporation (the “Company”), and demand notes issued by the Company in the principal amount of $438,630 as of February 29, 2012, together with any additional notes or other evidences of indebtedness which may be issued to Seller subsequent to February 29, 2012 (the “Notes,” and, together with the Shares, the “Securities”); and

WHEREAS, Purchaser desires to purchase the Securities from Seller, and Seller desires to sell the Securities to Purchaser on and subject to the terms of this Agreement;

WHEREFORE, the parties agree as follows:

1.           Purchaser agrees to purchase from Seller, and Seller agrees to sell to Purchaser, the Securities (which represent all of Seller’s equity and debt interest in the Company) for a purchase price of $300 (the “Purchase Price”).  The Purchase Price will be paid by wire transfer to the account designated by Seller on Exhibit A to this Agreement upon the execution of this Agreement and the delivery of the Securities to Purchaser, but not later than two business days after such delivery.

2.           Purchaser hereby represents and warrants to Seller as follows:

(a)           Purchaser has the full power and authority to enter into this Agreement and to carry out its obligations hereunder.  This Agreement has been duly executed and delivered by Purchaser and creates a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

(b)           The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or violate any law, regulation, court order, judgment or decree applicable to Purchaser or any agreement to which Purchaser is a party, or, in the case of any such law, regulation, court order, judgment, decree or agreement, by which the property of Purchaser is bound or affected.

(c)            Purchaser is an “accredited investor” as that term is defined in Rule 501 of the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”).  Purchaser understands that the Securities are restricted securities, as defined in Rule 144 of the Commission under the Securities Act.  Purchaser meets the test for an accredited investors as set forth on Exhibit B to this Agreement.

(d)           Purchaser has such knowledge, business and investment experience that Purchaser is fully capable of understanding the merits and risks associated with an investment in the Securities.

(e)           Purchaser understands that Seller is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties and agreements set forth in this Agreement in order to determine the eligibility of Purchaser to acquire the Shares, and Purchaser acknowledges that it is are not relying on any representation or warranty by any Seller except as expressly set forth in the Agreement.

(f)           In purchasing the Securities, Purchaser is relying on its own due diligence investigation concerning the Company and understands that Seller is making no representations as to the Company, its business, properties or prospects.

3.           Seller represents and warrants to Purchaser as follows:

(a)           Seller has the full power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)            Seller is the beneficial and record owner of the Securities, subject to no lien, security interest, judgment, spousal right, option or right or any encumbrance of any kind and description on behalf of any person.

(c)           The Shares have been duly and validly authorized and issued, fully paid and non-assessable and were issued pursuant to an exemption from registration under the Securities Act provided by Section 4(2) of the Securities Act.  The Notes constitute the valid and binding obligations of the Company, enforceable in accordance with their terms.

(d)           Seller owns no shares of Common Stock or notes or other evidences of indebtedness of the Company other than the Shares and the Notes.  In the event that Seller owns or otherwise acquires additional shares of Common Stock or notes or other evidences of indebtedness or other equity securities of the Company, Seller shall promptly transfer such securities to Purchaser for no additional consideration.  Purchaser understands that Seller has cancelled indebtedness of the Company to her in the principal amount of $100,000 pursuant to an agreement with the Company dated the date of this Agreement.

(e)           This Agreement has been executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

(f)           The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or violate any law, regulation, court order, judgment or decree applicable to Seller or any agreement to which Seller is a party, or, in the case of any such law, regulation, court order, judgment, decree or agreement, by which the property of Seller is bound or affected.

(g)           Seller is not in possession of any material nonpublic information regarding the Company.

(h)           Seller understands that Purchaser is relying upon the truth and accuracy of, and Seller’s compliance with, the representations, warranties and agreements of Seller set forth herein and Seller acknowledges that it is not relying on any representation or warranty by Purchaser except as expressly set forth in this Agreement.

4.           Seller shall hold Purchaser harmless for any commission and/or fees agreed to be paid by Seller to any broker, finder or other person or entity acting or purporting to act in a similar capacity engaged by Sellers.  Purchaser shall hold Sellers harmless for any commission and/or fees agreed to be paid by Purchaser to any broker, finder or other person or entity acting or purporting to act in a similar capacity.

5.           In consideration for the payment by the Purchaser of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby release and discharge the Purchaser, the Company, its officers, directors, counsel and employees and their respective heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, notes, bonds, warrants, bills, specialties, covenants, contracts, controversies, agreements, liabilities, obligations, undertakings, promises, damages, claims and demands whatsoever, in law, admiralty or equity which against them or any of them Seller and her heirs, executors and administrators ever had, now have or in the future can, shall or may have, for, upon or by reason or any matter, cause or thing arising from the beginning of the world to the date of this Release, except for the Purchaser’s obligations this Agreement.

6.           This Agreement shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to contracts executed and to be performed wholly within such State without regard to principles of conflicts of law. Each party hereby (a) consents to the exclusive jurisdiction of the United States district court for the Southern District of New York and Supreme Court of the State of New York in the County of New York in any action relating to or arising out of this Agreement, (b) agrees that any process in any action commenced in such court under this Agreement may be served upon either (i) by certified or registered mail, return receipt requested, or by messenger or overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in New York City or (ii) by any other method of service permitted by law and (c) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense or lack of in personam jurisdiction with respect thereto. In the event of any litigation arising from this Agreement, the prevailing party shall be entitled to reasonable attorneys fees if such party substantially prevails on all the issues in dispute.

7.           ALL PARTIES HERETO AGREE THAT THEY IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW.

8.           The representations and warranties contained herein shall survive the closing of the sale of the Securities pursuant to this Agreement.

9.           Any notice, request, demand and other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered by facsimile or e-mail (if receipt is confirmed by the recipient) or sent by messenger or overnight courier service which provides evidence of delivery or by certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when delivered, to the parties at their addresses set forth on the signature page of this Agreement.   If any party refuses to accept delivery (other than notice given by e-mail or telecopier), notice shall be deemed to have been given on the date of attempted delivery.  Any party may, by like notice, change the person, address or telecopier number to which notice should be sent.

10.         This Agreement may be executed by facsimile or scanned document via email in two or more counterparts, each of which shall be deemed an original and together shall constitute one and the same Agreement.

11.         This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

Address, e-mail, telecopier no.	Signature

e-mail:	/s/ Hui-Yun Lo
Fax:	Hui-Yun Lo

Five Chevoit Court Durham, NC 27712	MORGAN STANLEY SMITH BARNEY CUSTODIAN FBO TERRY BUTLER ROTH IRA
e-mail: terry_9350@msn.com
Fax:	By:	/s/ Terry Butler
Terry Butler

Exhibit A

Seller’s Wire Transfer Instructions

A-1

Exhibit B
For Individual Investors Only
(all Individual Investors must INITIAL where appropriate):

Initial		I have a net worth or joint net worth with my spouse, that, at the time of this purchase, exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Shares and is not in connection with the acquisition of the primary residence, in which case, the debt secured by the primary residence must be treated as a liability in the net worth calculation.). In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Interests, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth regardless of whether it is a recourse or non-recourse obligation);

Initial	X
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial	X	I am a director or executive officer of Xodtec LED, Inc.

B-1